                             STOCKHOLDERS' AGREEMENT

                  STOCKHOLDERS' AGREEMENT, dated as of February 27, 1997, by and among IAT Multimedia, Inc., a Delaware corporation (the "Company"), Walther Glas GmbH, a corporation organized under the laws of Germany ("Walther Glas"), Viktor Vogt, Klaus-Dirk Sippel (collectively, the "Registration Rights Group"), Vertical Financial Holdings, a Delaware corporation ("Vertical"), and the other undersigned holders of shares of Common Stock, par value $.01 per share (the "Common Stock"), and/or shares of Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), each of the Company.

                               W I T N E S S E T H

                  WHEREAS, the Company has proposed to enter into an Underwriting Agreement with the several underwriters (the "Underwriters") providing for the public offering (the "Public Offering") by the Underwriters, including Royce Investment Group, Inc. ("Royce") as Representative of the Underwriters (the "Representative"), of shares of Common Stock;

                  WHEREAS, in connection with such Public Offering, all of the holders of Common Stock and Series A Preferred Stock deemed it to be in the best interests of the Company to enter into this Agreement; and

                  WHEREAS, the Company has entered into Registration Rights Agreements with each of Walther Glas, Viktor Vogt and Klaus-Dirk Sippel, dated as of February 27, 1997 (collectively, the "Registration Rights Agreements").

                  NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, the undersigned hereby agree as follows:

         SECTION 1. For a period commencing on the date hereof and ending 24 months after the date of the final prospectus relating to the Public Offering (the "Effective Time"), the Registration Rights Group will not, without the prior written consent of Vertical, (i) Sell (as defined herein) or otherwise dispose of any shares of Common Stock, (ii) make any demand for or exercise any right with respect to the registration of any shares of Common Stock pursuant to any of the Registration Rights Agreements or (iii) seek the consent of the Representative for any transaction described in (i) or (ii) pursuant to any of the "lock-up" agreements entered into by each member of the Registration Rights Group and Royce in connection with the Public Offering. "Sale" shall mean any offer, pledge, contract to sell, sale of any option or contract to purchase, purchase of any option or contract to sell, grant of any option, right or warrant to purchase, or other direct or indirect transfer or disposition of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or warrants or the entering into of any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the shares of Common Stock owned by the undersigned, whether any such transaction is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise. "Sell" shall have a commensurate meaning with Sale.

         SECTION 2. During the Effective Time, the undersigned stockholders, except for Vertical and each member of the Registration Rights Group (the "Remaining Stockholders"), will not, without the prior written consent of Vertical and each member of the Registration Rights Group, (i) Sell or otherwise dispose of any shares of Common Stock or (ii) seek the consent of the Representative to Sell or otherwise dispose of any shares of Common Stock pursuant to any of the "lock-up" agreements entered into by each of the Remaining Stockholders and Royce in connection with the Public Offering.


         SECTION 3. During the Effective Time, the undersigned stockholders will not Sell or otherwise dispose of any shares of Common Stock unless the acquiror (and any subsequent acquirors) of such shares becomes a party to this Stockholders' Agreement.

         SECTION 4. It is understood that the certificates evidencing the shares of Common Stock held by the undersigned stockholders will bear, among others, the following legend:

                  "THESE SECURITIES ARE SUBJECT TO THE STOCKHOLDERS' AGREEMENT, DATED AS OF FEBRUARY 27, 1997, BY AND AMONG IAT MULTIMEDIA, INC., WALTHER GLAS, GmbH, VIKTOR VOGT, KLAUS-DIRK SIPPEL, VERTICAL FINANCIAL HOLDINGS AND CERTAIN OTHER HOLDERS OF COMMON STOCK AND/OR SERIES A CONVERTIBLE PREFERRED STOCK, EACH OF IAT MULTIMEDIA, INC., AND ANY TRANSFER OF THESE SECURITIES IS SUBJECT TO SUCH STOCKHOLDERS' AGREEMENT."

         SECTION 5. This Stockholders' Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

         SECTION 6. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         SECTION 7. This Agreement shall be governed by and construed under the laws of the State of New York, disregarding New York principles of conflicts of laws which would otherwise provide for the application of the substantive laws of another jurisdiction. The parties agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated only in the State of New York. The parties waive any right they may have to assert the doctrine of forum non conveniens or to object to such venue, and hereby consent to court ordered relief.

         SECTION 8. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Vertical.

                                       -2-

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         SECTION 9. Any term of this Agreement may be amended only by the written consent of Vertical and the party or parties to be bound.

                  IN WITNESS WHEREOF, the undersigned have executed this Stockholders' Agreement as of the date first above written.

IAT MULTIMEDIA, INC.                    BEHALA ANSTALT



By:   /s/ Viktor Vogt                   By:  /s/ Jacob Agam
    ------------------------------         --------------------------------
Name: Viktor Vogt                       Name:
Title:   Chief Executive Officer        Title:

VERTICAL FINANCIAL HOLDINGS             HENILIA FINANCIAL LIMITED



By:     /s/ Jacob Agam                  By:  /s/ Jacob Agam
    ------------------------------         --------------------------------
Name:    Jacob Agam                     Name:
Title:   Director                       Title:

WALTHER GLAS GmbH                       LUPIN INVESTMENT SERVICES Ltd.



By:   /s/ Volker Walther                By:  /s/ Jacob Agam
    ------------------------------         --------------------------------
Name:    Volker Walther                 Name:
Title:   CEO                            Title:

R. KLEIN HANDEL GmbH

                                            /s/ Viktor Vogt
                                        --------------------------------
By: /s/ Robert Klein                    Viktor Vogt
    ------------------------------
Name:   Robert Klein
Title:  Owner and CEO
                                            /s/ Klaus-Dirk Sippel
                                        --------------------------------
                                        Klaus-Dirk Sippel
bmp MANAGEMENT CONSULTANT
                             GmbH


By:   /s/ Oliver Borrmann                   /s/ Volker Walther
    ------------------------------      --------------------------------
Name:    Oliver Borrmann                Volker Walther
Title:   Managing Director

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     /s/ Klaus Grissemann                   /s/ Barbara Scheibler
------------------------------          ------------------------------
Klaus Grissemann                        Barbara Scheibler


    /s/ Monica Germann                     /s/ Wilhelm Gudauski
------------------------------          ------------------------------
Monica Germann                          Wilhelm Gudauski

                                         /s/ C.M. Leffering
   /s/ Franz Muller                     ------------------------------
------------------------------          Christian Leffering
Franz Muller

                                         /s/ Urs Stamm
   /s/ Richard Suter                    ------------------------------
------------------------------          Urs Stamm
Richard Suter

                                         /s/ Czeslaw Paulus
   /s/ C. Holthuizen                    ------------------------------
 -----------------------------          Czeslaw Paulus
C. Holthuizen
                                         /s/ Avi Suriel
                                        ------------------------------
   /s/ P. Freitag                       Avi Suriel
------------------------------
P. Freitag


                                        GRADL CONSULT AG
    /s/ H.J. Henning
------------------------------
H.J. Henning

                                        By:   /s/ W. Gradl
                                           ---------------------------
                                        Name:    W. Gradl
    /s/ A. Frutterer                    Title:   CEO
------------------------------
A. Frutterer